                                                                    EXHIBIT 99.4

                         REPORT OF INDEPENDENT AUDITORS

To Daniel Sheppard, DBA
Paging and Cellular of Texas
(A Sole Proprietorship):

    We have audited the accompanying Statement of Net Liabilities of Paging and Cellular of Texas (A Sole Proprietorship) as of December 31, 1994, and the related statement of revenues and expenses, for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the net liabilities of Paging and Cellular of Texas as of December 31, 1994, and the revenues and expenses for the year then ended in conformity with generally accepted accounting principles.

                                                  KPMG PEAT MARWICK LLP

Houston, Texas
September 8, 1995

                          PAGING AND CELLULAR OF TEXAS
                            (A SOLE PROPRIETORSHIP)

                         STATEMENTS OF NET LIABILITIES

                                     ASSETS

                                                                                      DECEMBER 31,
                                                                                          1994
                                                                                      -------------  JUNE 30, 1995
                                                                                                     -------------
                                                                                                      (UNAUDITED)
Current assets:
  Cash..............................................................................  $       1,655  $      15,468
  Accounts receivable less allowance for doubtful accounts of $6,000 and $7,000 at
   December 31, 1994 and June 30, 1995, respectively................................        326,562        392,415
  Accounts receivable -- affiliated company (note 8)................................        242,557        430,150
  Prepaid expenses and other assets.................................................          6,842          3,299
                                                                                      -------------  -------------
    Total current assets............................................................        577,616        841,332
                                                                                      -------------  -------------
Fixed assets, at cost, less accumulated depreciation of $787,428 and $777,634 at
 December 31, 1994 and June 30, 1995, respectively (note 3).........................      4,034,333      3,555,952
                                                                                      -------------  -------------
    Total assets....................................................................  $   4,611,949  $   4,397,284
                                                                                      -------------  -------------
                                                                                      -------------  -------------

                                                   LIABILITIES

Current liabilities:
  Notes payable -- bank.............................................................  $      15,000  $    --
  Accounts payable and accrued liabilities..........................................         40,292         96,405
  Sales taxes payable...............................................................         55,170         57,761
  Payable to owner..................................................................         21,776       --
  Unearned revenue..................................................................        364,862       --
  Deferred income (note 4)..........................................................        342,462        368,640
  Current portion of obligations under capital leases (note 9)......................      1,599,622      1,630,528
                                                                                      -------------  -------------
    Total current liabilities.......................................................      2,439,184      2,153,334
Notes payable.......................................................................         25,000         25,000
Obligations under capital leases (note 9)...........................................      2,217,893      1,949,096
                                                                                      -------------  -------------
    Total liabilities...............................................................      4,682,077      4,127,430
                                                                                      -------------  -------------
    Net assets (liabilities)........................................................  $     (70,128) $     269,854
                                                                                      -------------  -------------
                                                                                      -------------  -------------

                See accompanying notes to financial statements.

                          PAGING AND CELLULAR OF TEXAS
                            (A SOLE PROPRIETORSHIP)

                      STATEMENTS OF REVENUES AND EXPENSES

                                                                                       YEAR ENDED
                                                                                      DECEMBER 31,
                                                                                          1994
                                                                                      -------------   SIX MONTHS
                                                                                                      ENDED JUNE
                                                                                                       30, 1995
                                                                                                     -------------
                                                                                                      (UNAUDITED)
Revenues:
  Service income....................................................................  $   3,530,585  $   2,049,117
  Pager sales and other income......................................................      1,186,587        767,455
                                                                                      -------------  -------------
    Total revenues..................................................................      4,717,172      2,816,572
                                                                                      -------------  -------------
Cost of goods sold:
  Air time cost.....................................................................      1,118,470        696,916
  Pagers -- lost, sold or damaged beyond repair.....................................      1,054,794        650,537
  Pager depreciation................................................................        694,985        347,884
                                                                                      -------------  -------------
    Total cost of goods sold........................................................      2,868,249      1,695,337
                                                                                      -------------  -------------
    Gross margin....................................................................      1,848,923      1,121,235
General and administrative expenses.................................................      1,534,144        760,073
                                                                                      -------------  -------------
    Operating income................................................................        314,779        361,162
Interest expense....................................................................       (383,642)      (190,058)
                                                                                      -------------  -------------
    Expenses in excess of revenues..................................................  $     (68,863) $     171,104
                                                                                      -------------  -------------
                                                                                      -------------  -------------

                See accompanying notes to financial statements.

                          PAGING AND CELLULAR OF TEXAS
                            (A SOLE PROPRIETORSHIP)

                         NOTES TO FINANCIAL STATEMENTS

                          YEAR ENDED DECEMBER 31, 1994

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
    These financial statements include the accounts of Paging and Cellular of Texas (a DBA and sole proprietorship, owned by Dan Sheppard). The following is a summary of significant accounting policies used by Paging and Cellular of Texas (the Company).

    CASH AND CASH EQUIVALENTS

    Cash and cash equivalents for the purpose of reporting cash flows include cash on deposit and amounts due from banks with an original maturity of three months or less.

    REVENUE AND EXPENSE RECOGNITION

    For financial statement purposes, the Company utilizes the accrual method of accounting in recognizing income and expenses. Under the accrual method, income is recognized as earned and expenses are recorded as incurred.

    FIXED ASSETS

    The fixed assets are recorded at cost and depreciated over their estimated useful lives of 7 years using the straight-line method of depreciation.

    INCOME TAXES

    Income taxes are not recognized on these financial statements. The income or loss is passed on to the individual owner who recognizes these items on his personal income tax return. Owner's draws and contributions are accumulated and charged or credited to owner's equity at the end of each year.

    CONCENTRATION OF CREDIT RISK

    The Company provides paging services primarily to businesses in the greater Houston metropolitan area. The Company performs periodic credit evaluations of its customers' financial condition and generally does not require significant collateral. Receivables are generally due within 30 days.

NOTE 2 -- PAGER INCOME
    Pager income is comprised of pager rental income and air time fees. Income is recognized as earned over the contract terms.

NOTE 3 -- FIXED ASSETS
    Fixed assets are stated at cost and consist of the following at December 31, 1994:

Furniture and fixtures.................................  $   46,791
Office equipment.......................................     122,030
Pagers.................................................   4,652,940
                                                         ----------
                                                         $4,821,761
                                                         ----------
                                                         ----------

NOTE 4 -- DEFERRED INCOME
    The Company collects the first and last month's rent upon issuing a pager rental contract. The first month is recorded as income immediately and the last month as deferred income. The funds collected as the last month's rent are recognized as income in the last month of service and reduce the deferred income account at that time.

NOTE 5 -- LONG-TERM DEBT
    Long-term debt consists of an unsecured note, dated August 31, 1993, due to an individual, upon sale of Company, bearing interest at 10%.

NOTE 6 -- BANK LINE OF CREDIT
    The Company has available a revolving loan totalling $15,000, at a rate of 12.5%. There was no unused line of credit at December 31, 1994.

                          PAGING AND CELLULAR OF TEXAS
                            (A SOLE PROPRIETORSHIP)

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 7 -- CHANGE OF OWNERSHIP
    On March 14, 1994, Dan Sheppard (Sheppard) personally purchased Mike Wheeler's (Wheeler) 50% interest in Paging and Cellular of Texas (a Limited Partnership). All assets and liabilities became the sole and exclusive property of Sheppard. Sheppart assumed all liabilities of the partnership and agreed to pay Wheeler a sum, payable weekly, for the next 425 weeks beginning March 18, 1994.

    On March 14, 1994, the partnership dissolved and transferred all assets and liabilities to Dan Sheppard, the only remaining partner. On March 15, 1994, Dan Sheppard contributed, in totality, the assets and liabilities he received from the partnership into a new entity, which he is operating as a sole proprietorship. Dan Sheppard is doing business as (DBA) Paging and Cellular of Texas. The assets were transferred at historical cost.

NOTE 8 -- AFFILIATED COMPANY
    Dan Sheppard is the majority owner in an affiliated company. Paging and Cellular of Texas charges the affiliate a management fee to cover the cost of air time, telephones, salaries, and rent. These charges totalled approximately $69,000 for the year ended December 31, 1994. Also during the year ended December 31, 1994, Paging and Cellular of Texas sold paging equipment to the affiliated company in the amount of approximately $262,000. As of December 31, 1994, the affiliate owned the Company a balance of $242,557.

NOTE 9 -- OBLIGATIONS UNDER CAPITAL LEASES
    Included in fixed assets are the following assets held under capital leases:

Pagers.........................................................  $4,583,251
Other fixed assets.............................................     112,914
                                                                 ----------
Assets under capital lease.....................................   4,696,165
Less accumulated depreciation..................................    (737,587)
                                                                 ----------
Assets under capital lease, net................................  $3,958,578
                                                                 ----------
                                                                 ----------

    Capital lease obligations are summarized as follows:

Leases of paging equipment with lease periods expiring at
 various dates through February 1998, at various interest
 rates.........................................................  $3,756,802
Leases of office equipment with lease periods expiring through
 October 1998, at various interest rates.......................      60,713
                                                                 ----------
  Total obligations under capital leases.......................   3,817,515
Less current installments......................................  (1,599,622)
                                                                 ----------
  Obligations under capital leases, less current
   installments................................................  $2,217,893
                                                                 ----------
                                                                 ----------

    The Company also leases office space under operating leases, expiring March 2004. Rental expense for operating leases amounted to $35,411 for the year ended December 31, 1994.

                          PAGING AND CELLULAR OF TEXAS
                            (A SOLE PROPRIETORSHIP)

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 9 -- OBLIGATIONS UNDER CAPITAL LEASES (CONTINUED)
    Minimum lease payments under leases expiring subsequent to December 31, 1994 are:

                                                                 CAPITAL
YEAR ENDED                                                       LEASES      OPERATING LEASES
------------------------------------------------------------  -------------  ----------------
  1995......................................................   $ 1,948,777     $     72,561
  1996......................................................     1,440,788           95,304
  1997......................................................       877,122           81,225
  1998......................................................       153,275           92,055
  1999......................................................       --                95,304
  Thereafter................................................       --               474,354
                                                              -------------  ----------------
  Total minimum lease payments..............................     4,419,962     $    910,803
                                                                             ----------------
                                                                             ----------------
  Less amounts representing interest........................      (602,447)
                                                              -------------
  Present value of net minimum lease payments...............   $ 3,817,515
                                                              -------------
                                                              -------------

NOTE 10 -- CHANGES IN NET LIABILITIES
    The changes in net liabilities for the year ended December 31, 1995 consist of the following:

Net assets, beginning of year...................................  $ 168,548
Owner's contributions during the year...........................     81,166
Owner's draws during the year...................................   (250,979)
Expenses in excess of revenues for the year.....................    (68,863)
                                                                  ---------
Net liabilities, end of year....................................  $ (70,128)
                                                                  ---------
                                                                  ---------